COMMON STOCK                                                       COMMON STOCK

                                    COULTER
                                    -------
                                 PHARMACEUTICAL

                                      SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                      STATEMENT AS TO THE RIGHTS, PREFERENCES
                                      PRIVILEGES AND RESTRICTIONS ON SHARES


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                          COULTER PHARMACEUTICAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

AUTHORIZED SIGNATURE

/s/ ______________________             /s/ _____________________________________
          SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


                     [SEAL OF COULTER PHARMACEUTICAL, INC.]

COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICE, L.L.C.
                TRANSFER AGENT AND REGISTRAR


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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ______ Custodian _______
TEN ENT -- as tenants by the entireties                               (Cust)           (Minor)
JT TEN  -- as joint tenants with right of                             under Uniform Gifts to Minors
           survivorship and not as tenants                            Act _________________________
           in common                                                                    (State)
                                                 UNIF TRF MIN ACT  -- ______ Custodian (until age _______)
                                                                      (Cust)

                                                                      ______ under Uniform Transfers
                                                                      (Minor)

                                                                      to Minors Act _____________________
                                                                                          (State)




    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED. _________________________ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                    /
/                                    /

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                        X ______________________________________

                                        X ______________________________________

                                     NOTE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.
Signature(s) Guaranteed



By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.